As filed with the Securities and Exchange Commission on May 7, 2003


                                                    Registration No. 2-78066


                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

                  ----------------------------------------------
     AMERICAN FEDERATION OF LABOR AND CONGRESS OF INDUSTRIAL ORGANIZATIONS
                          HOUSING INVESTMENT TRUST
                  ----------------------------------------------


PAYMENT OF FILING FEE:

[x]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a(6)-(i)(4) and 0-11.

     1) Title of Each Class of securities to which transaction applies:

        ----------------------------------------------------
     2) Aggregate Number of Securities to which transaction applies:

        ----------------------------------------------------
     3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ----------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ----------------------------------------------------

     5) Total fee paid:

        ----------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ----------------------------------------------------
    2) Form, Schedule or Registration Statement Number:

       ----------------------------------------------------

    3) Filing Party:

       ----------------------------------------------------

    4) Date Filed:

       ----------------------------------------------------

                                 May 7, 2003





TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST



Enclosed is the Notice of 2003 Annual Meeting of Participants and a Proxy Statement describing the election of a Chairman and Trustees and the ratification of independent public accountants and other indicated matters that are expected to come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible.

                              Sincerely,



                              Stephen Coyle
                              Chief Executive Officer





                    PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT



SC/spt
opeiu #2, afl-cio

Enclosures

                       AFL-CIO HOUSING INVESTMENT TRUST



                                    PROXY



                      2003 Annual Meeting of Participants

     The undersigned hereby appoints Michael M. Arnold and Helen R. Kanovsky and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held May 28, 2003 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (I) For the election of a Chairman to serve until the 2004 Annual Meeting of Participants and until his successor is elected and qualifies:

                              Richard Ravitch

           FOR  [  ]         AGAINST  [  ]           ABSTAIN   [  ]


     (II)    For the reelection of three (3) Class II Union Trustees and one
(1) Class II Management Trustee, and for the election of one (1) Class II Management Trustee, to serve until the 2006 Annual Meeting of Participants and until their successors are elected and qualify:

                    John J. Flynn (Class II Union Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


                 Jeremiah O'Connor (Class II Union Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


                Edward C. Sullivan (Class II Union Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


               Marlyn J. Spear (Class II Management Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


                 Stephen Frank (Class II Management Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (III) For ratification of the Board of Trustees' selection of Ernst & Young, LLP as independent public accountants for the Trust's 2003 fiscal year:

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]
and upon such other matters as may properly come before the meeting.


          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.
                                    ---

     The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

     The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of 2003 Annual Meeting of Participants dated May 7, 2003 and the Proxy Statement dated May 7, 2003.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

Dated:               , 2003
      ---------------

Participant ID:

Participant Name:

Number of Units:


By:            ------------------------------------------
               (Signature)


               ------------------------------------------
               (Name - please print)


Title:         ------------------------------------------
               (please print)

-----------------------------------------------------------------------------


To vote via Internet, please use the following User Name and Password*:


User Name:
           -------------------------------------

Password:
           -------------------------------------
-----------------------------------------------------------------------------




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT:  THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY  MAIL:      PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
               SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:     PLEASE SIGN, DATE AND FAX THIS PROXY TO (202) 331-8190.

BY INTERNET:     PLEASE GO TO http://www.aflcio-hit.com/proxy AND ENTER THE
                 USER NAME AND PASSWORD ENCLOSED ABOVE.

         PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
                       BY MIDNIGHT ON MAY 28, 2003.


-----------------------
*  Please note the User Name and Password are case-sensitive.

                        AFL-CIO HOUSING INVESTMENT TRUST

               NOTICE OF THE 2003 ANNUAL MEETING OF PARTICIPANTS



To Participants, AFL-CIO Housing Investment Trust:

     Notice is hereby given that the 2003 annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C., 20036 on May 28, 2003 at 2:00 p.m. for the following purposes:

1. To reelect a Chairman to hold office until the 2004 Annual Meeting of Participants and until his successor is elected and qualifies;

2. To reelect three (3) Class II Union Trustees and one (1) Class II Management Trustee, and to elect one (1) Class II Management Trustee, to hold office until the 2006 Annual Meeting of Participants and until their respective successors are elected and qualify;

3. To ratify the selection of Ernst & Young, LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2003; and

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The close of business on March 31, 2003 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

                                By Order of the Board of Trustees



                                Stephen Coyle
                                Chief Executive Officer

Dated:  May 7, 2003

                     AFL-CIO HOUSING INVESTMENT TRUST


                            PROXY STATEMENT


                              May 7, 2003


                            GENERAL MATTERS

     This Proxy Statement is being sent on May 7, 2003 in connection with the solicitation of proxies for use at the annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036, on May 28, 2003, beginning at 2:00 p.m. and at any adjournment(s) thereof.

     A copy of the Trust's annual report for the year ended December 31, 2002 was previously mailed to each Participant entitled to vote at the Meeting together with financial statements for the fiscal year ended December 31, 2002. The Trust will furnish, without charge, a copy of the annual report for 2002 and the most recent semi-annual report succeeding the annual report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, directed to Stephanie Turman. Written requests may be directed to Michael Arnold, Senior Executive Vice President - Marketing, Investor and Labor Relations, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

                          ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Trust's annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the reelection of a Chairman of the Board of Trustees, (ii) the reelection and election of Trustees, and (iii) ratification of the selection of the Trust's independent accountants. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

     The close of business on March 31, 2003 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 2,940,523.3122 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

     Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

     All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

     A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date, 2,940,523.3122 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

     By Mail:  If the proxy card that is enclosed with this Proxy Statement is
     -------
properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     By Facsimile:  If the proxy card that is enclosed with this Proxy
     ------------
Statement is properly executed and returned via facsimile to (202)331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     By Internet:  If the proxy card is properly voted through the Internet,
     -----------
the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

          To vote by proxy through the Internet:

          1) Use a web browser to go to http://www.aflcio-hit.com/proxy
          2) Enter the User Name* and Password* that are included with this mailing.

          *Please note that the User Name and Password are CASE-SENSITIVE.
           Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

     In Person:  By attending the Meeting and voting your Units.
     ---------

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

     Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES' RECOMMENDATIONS?

     Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      * for reelection of the nominated Chairman (see page 3);

      * for reelection and election of the nominated Trustees (see page 3);

      * for ratification of the selection of Ernst & Young, LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2003 (see page 11).

     With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     As to Proposals I, II, and III, the vote required for approval will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

     The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust.
Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was May 7, 2003.

                           ELECTION OF TRUSTEES

PROPOSAL I:     TO REELECT THE CHAIRMAN

PROPOSAL II:    TO REELECT THREE (3) CLASS II UNION TRUSTEES AND ONE (1)
                CLASS II MANAGEMENT TRUSTEE, AND TO ELECT ONE (1) CLASS II
                MANAGEMENT TRUSTEE

     Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one Trustee is to be the Chairman. The Board of Trustees currently consists of 17 Trustees, 11 of whom are Union Trustees (Chavez-Thompson, Flynn, Hanley, Hurt, Maddaloni, O'Connor, O'Sullivan, Stern, Sullivan, Sweeney and Trumka), 5 of whom are Management Trustees (Fleischer, Latimer, Spear, Stanley and Wiegert), and one of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

     The Declaration of Trust divides the Union and Management Trustees into three classes (each, a "Class"). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third annual meeting following its election; the term of one Class expires each year. At each annual meeting, the Participants elect a Chairman to serve until the next annual meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office of Trustees Fleischer, Flynn, O'Connor, Maddaloni, Sullivan, Spear and Chairman Ravitch will expire on the day of the Meeting. The principal occupations and business experience for the past five years of the Class II Trustees standing for reelection are described below under "Nominees for Reelection."

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class II Trustees will serve for three-year terms ending in 2006 and until their respective successors are elected and qualify.

     Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Executive Committee may recommend.

NOMINEES FOR REELECTION AND ELECTION

     The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.


                                      Term of Office  Principal Occupation/
Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience
Held By
                        with Trust      Time Served     During Past 5 Years
Trustee**
------------------------------------------------------------------------------
-------------------
Richard Ravitch         Chairman      Service         Principal, Ravitch, Rice
        None
610 5th Avenue                        Commenced 1991, & Co. LLC; formerly
Ste. 420                              Term Expires    Chairman, Aquarius
Management
New York, NY 10020                    2003            Corporation (limited
profit
Age 69                                                housing project
management).


John J. Flynn           Union Trustee Service         President, International
Union    None
1776 Eye Street, N.W.                 Commenced May   of Bricklayers and
Allied Craft-
Washington, D.C.  20006               2000, Term      workers (BAC); formerly
BAC
Age 67                                Expires 2003    Secretary-Treasurer.


Stephen Frank           Management    Nominee         Independent Consultant;
formerly  None
9509 Lost Trail Way     Trustee                       Vice-President and Chief
Financial
Potomac, MD  20854                                    Officer, The Small
Business
Age 63                                                Funding Corporation.

Jeremiah O'Connor       Union Trustee Service         International
Secretary-Treasurer, None
1125 15th Street, N.W.                Commenced April International
Brotherhood of Elec-
Washington, D.C.  20005               2001, Term      trical Workers (IBEW);
formerly
Age 67                                Expires 2003    International Vice
President,
                                                      6th District, IBEW.

Marlyn J. Spear, CFA    Management    Service         Chief Investment
Officer, Building None
500 Elm Grove Road      Trustee       Commenced March Trades United Pension
Trust Fund,
Elm Grove, WI  53122                  1995, Term      Milwaukee, WI.
Age 48                                Expires 2003

Edward C. Sullivan      Union Trustee Service         President, Building and
Construc- None
815 16th Street, N.W.                 Commenced May   tion Trades Department,
AFL-CIO;
Suite 600                             2000, Term      formerly, General
President,
Washington, D.C.  20006               Expires 2003    International Union of
Elevator
Age 58                                                Constructors.

-------------------------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as
   amended, or subject to the requirements of Section 15(d) of such Act, or a company registered
   as an investment company under the Investment Company Act of 1940, as amended.

 THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE REELECTION AND ELECTION, AS APPLICABLE, OF THE NOMINATED CHAIRMAN AND CLASS II TRUSTEES.

INCUMBENT TRUSTEES

     The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent annual meetings of Participants.

                                      Term of Office  Principal Occupation/
Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience
Held By
                        with Trust      Time Served     During Past 5 Years
Trustee**
------------------------------------------------------------------------------
-------------------
Linda Chavez-Thompson   Union Trustee Service         Executive Vice
President,        None
815 16th Street, N.W.                 Commenced May   AFL-CIO.
Washington, D.C.  20006               1996, Term
Age 58                                Expires 2005

Francis X. Hanley       Union Trustee Service         General President,
International None
1125 17th Street, N.W.                Commenced March Union of Operating
Washington, D.C.  20036               1990, Term      Engineers.
Age 72                                Expires 2005

Frank Hurt              Union Trustee Service         President, Bakery,
Confectionery None
10401 Connecticut Avenue              Commenced March & Tobacco Workers and
Grain
Kensington, MD  20895                 1993, Term      Millers International
Union.
Age 64                                Expires 2004

Terence M. O'Sullivan   Union Trustee Service         General President,
Laborers'     None
905 16th Street, N.W.                 Commenced May   International Union of
North
Washington, D.C.  20006               2000, Term      America (LIUNA);
formerly,
Age 47                                Expires 2004    Vice President,
Mid-Atlantic
                                                      Regional Manager and
Assistant
                                                      to the General
President, LIUNA.

Andrew Stern            Union Trustee Service         President, Service
Employees     None
1313 L Street, N.W.                   Commenced April International Union,
AFL-CIO.
Washington, D.C.  20005               1998, Term
Age 52                                Expires 2005

John J. Sweeney         Union Trustee Service         President, AFL-CIO.
      None
815 16th Street, N.W.                 Commenced April
Washington, D.C.  20006               1981, Term
Age 69                                Expires 2004


Richard L. Trumka       Union Trustee Service         Secretary-Treasurer,
AFL-CIO.    None
815 16th Street, N.W.                 Commenced December
Washington, D.C.  20006               1995, Term
Age 53                                Expires 2005


-------------------------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as
   amended, or subject to the requirements of Section 15(d) of such Act, or a company registered
   as an investment company under the Investment Company Act of 1940, as amended.


                                             5

                                      Term of Office  Principal Occupation/
Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience
Held By
                        with Trust      Time Served     During Past 5 Years
Trustee**
------------------------------------------------------------------------------
-------------------
George Latimer          Management    Service         Distinguished Visiting
Professor   None
1600 Grand Avenue       Trustee       Commenced May   of Urban Studies,
Macalester
St. Paul, MN  55105                   1996, Term      College; formerly,Chief
Execu-
Age 67                                Expires 2005    tive Officer, National
Equity
                                                      Fund (a tax credit
investment
                                                      company).

Patricia F. Wiegert    Management     Service         Administrator, Contra
 None
1355 Willow Way,       Trustee        Commenced March Costa County Employee's
Suite 221                             1995, Term      Retirement Association.
Concord, CA  94520                    Expires 2004
Age 56

Tony Stanley           Management     Service         Executive Vice President
None
25250 Rockside Road    Trustee        Commenced       and Director, TransCon
Cleveland, OH  44146                  December 1983,  Builders, Inc.
Age 69                                Term Expires
                                      2004

EXECUTIVE OFFICERS

     All executive officers of the Trust are located at 1717 K Street, N.W., Suite 707, Washington, D.C. 20036. The Executive Officers of the Trust are elected annually by the Board of Trustees to one-year terms that begin on January 1 and expire on December 31, or until their respective successors are appointed and qualify.** No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the Trust are as follows:

Name & Age           Current Position w/ Trust   Previous Principal Occupations
                                                    over Past 5 Years
------------------------------------------------------------------------------
Stephen F. Coyle     Chief Executive Officer      Chief Executive Officer since 1992, AFL-CIO
Age 57                                            Housing Investment Trust

Michael M. Arnold    Senior Executive Vice        Executive Vice President-Marketing,
Age 63               President - Marketing,       Investor and Labor Relations in 2001
                     Investor and Labor Relations and Director of Investor Relations from
                     since January 2002           1985-2000, AFL-CIO Housing Investment Trust.

Helen R. Kanovsky    Chief Operating Officer;     Executive Vice President -Finance and
Age 52               Acting Executive Vice        Administration from 1999-2001, AFL-CIO Housing
                     President - Investments      Investment Trust; Chief of Staff from 1998-1999
                     since January 2002           for U.S. Senator John F. Kerry; General Counsel
                                                  from 1995-1998, AFL-CIO Housing Investment
                                                  Trust.

Erica Khatchadourian Executive Vice President-    Controller in 2001, Chief of Staff from 1997-
Age 35               Finance and Administration   2000, AFL-CIO Housing Investment Trust.
                     since January 2002
------------------------
*   In February 2003, Patton H. Roark resigned from his position as Executive Vice-President -
    Investments/Senior Portfolio Manager.   Helen Kanovsky has been appointed as Acting Executive
    Vice President - Investments.

                                                  6

Name & Age           Current Position w/ Trust   Previous Principal Occupations
                                                    over Past 5 Years
------------------------------------------------------------------------------
Walter Kamiat        General Counsel              General Counsel, AFL-CIO Investment Trust
Age 48               since January 2002           Corporation from 1999-2001; Senior Counsel and
                                                  Special Assistant to the CEO from 1997-2001,
                                                  AFL-CIO Housing Investment Trust.

Stephanie Wiggins    Chief Investment Officer-    Director, Fannie Mae Production from 2000-2001,
Age 37               Multifamily Finance          AFL-CIO Housing Investment Trust;
                     since January 2002           Director, Prudential Mortgage Capital Company;
                                                  Vice President / Multifamily Transaction
                                                  Manager, WMF Capital Corporation.

Carol Nixon           Chief Investment Officer -   Director of Affordable Housing Finance in
Age 40                Homeownership Finance        2002, Director of Public Finance from 1999-
                      since January 2002           2002, Senior Investment Officer in 1999,
                                                   AFL-CIO Housing Investment Trust; Vice
                                                   President - Community Development Division,
                                                   Bank of America.

ORGANIZATION OF BOARD OF TRUSTEES

     Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. Prior to the meeting of the Board of Trustees on April 23, 2003 (the "April Meeting"), the Board of Trustees maintained three committees: the Executive Committee, the Legal and Audit Committee and the Committee of the Whole. At the April Meeting, the Board of Trustees adopted a written charter for a newly formulated Audit Committee that will replace the current Legal and Audit Committee.

     The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Management Trustee Stanley and Union Trustee Sweeney. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met six times during 2002. The Executive Committee also functions as a nominating committee, recommending candidates for election to the Board of Trustees. In such capacity, it will consider nominees recommended by Participants. The Trust has not established any formal procedures to be followed in submitting recommendations.

     The Committee of the Whole monitors the Trust's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee is currently composed of all Trustees.

     Prior to the April Meeting, the Legal and Audit Committee monitored the legal and accounting practices and performance of the Trust's staff and of its counsel and independent public accountants. The Committee was composed of Union Trustees Hurt, O'Sullivan and Trumka, and Management Trustees Latimer, Stanley and Wiegert. The members of the newly formed Audit Committee will be selected following the election of Trustees at the Meeting. Although the new Audit Committee will operate under a written charter adopted by the Board of Trustees, it has not been given the authority to select independent public accountants for the Trust without ratification by the Participants. Accordingly, the Board of Trustees' selection of Ernst & Young, LLP as independent public accountants for the Trust's 2003 fiscal year is being submitted to the Participants for ratification. Following the annual audit, the Legal and Audit Committee met with the independent public accountants to review the audit outside the presence of Trust management. Pursuant to its charter, the new Audit Committee will meet with the independent public accountants to review the audit outside the presence of Trust management.

     No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees, and compensation payable to executive officers. See "COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS".

     The Board of Trustees and the Committee of the Whole each met twice during the Trust's fiscal year ended December 31, 2002. The Legal and Audit Committee met three times during the Trust's fiscal year ended December 31, 2002. Trustees Hanley, Hurt, Maddaloni, Monroe, O'Sullivan, Stern, Sullivan and Trumka, and former Trustee Monroe attended fewer than 75 percent of the aggregate of the total number of Board of Trustees meetings and total number of meetings of all committees of which they were members during the 2002 fiscal year.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     During the fiscal year ended December 31, 2002, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 2002 was $19,000. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

     During the fiscal year ended December 31, 2002, the Trust employed Stephen Coyle as Chief Executive Officer pursuant to an employment agreement. During that period, Mr. Coyle's compensation from the Trust was $209,355 in salary and cash compensation, $91,916 of deferred compensation and interest on previously deferred compensation received in lieu of participation in the Retirement Plan, and $1,875 in matching funds under the AFL-CIO Housing Investment Trust 401(k) Retirement Plan.

                          2002 COMPENSATION TABLE

     The following table sets forth the aggregate compensation, including any previously deferred compensation, paid during the 2002 fiscal year to each of the three highest paid officers of the Trust and to all Trustees of the Trust. As the Trust is a single, self-managed fund, its staff includes more than 55 employees. Therefore, in addition to those individuals identified in the table below, the Trust had 29 other employees who earned aggregate compensation exceeding $60,000 during the 2002 fiscal year.

                                       PENSION         ESTIMATED       TOTAL
                                       OR RETIREMENT     ANNUAL
COMPENSATION
                                       BENEFITS         BENEFITS     FROM
TRUST
                        AGGREGATE      ACCRUED AS         UPON        PAID TO
NAME OF PERSON,         COMPENSATION   PART OF TRUST    RETIREMENT    TRUSTEES
POSITION                FROM TRUST     EXPENSES         <F1>
------------------------------------------------------------------------------
---
Stephen Coyle<F2>
 Chief Executive                                   Cannot
 Officer                     $209,355   $91,916     be determined   Not
applicable


Helen R. Kanovsky<F3>         179,899    17,887        31,638       Not
applicable
 Chief Operating
 Officer

Patton H. Roark, Jr., CFA<F4> 200,010    20,330        44,024       Not
applicable
 formerly, Executive
 Vice President -
 Investments and
 Portfolio Manager

Richard Ravitch,               10,000        0             0         $10,000
  Chairman
-----------------------
<F1> The estimated annual benefits payable upon retirement to the executive officers of the Trust, other than Mr. Coyle who does not participate in the
     Retirement Plan, are determined primarily by a formula based on average final compensation and years of service.  See "THE RETIREMENT PLAN".
<F2> Aggregate Compensation includes $6,825 of deferred compensation in 2002 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon.  Pension or
     Retirement Benefits as Part of Trust Expenses includes $1,875 of matching funds paid into the 401(k) Plan and $91,916 of deferred compensation in lieu of participation in the Retirement Plan.  The total amount deferred by Mr. Coyle through December 31, 2002 in lieu of participation in the
     Retirement Plan, including interest, is $723,066 and the total amount deferred under the 401(k) Plan through December 31, 2002, including interest and Trust matching, is $58,672.
<F3> Aggregate Compensation includes $10,135 of deferred compensation in 2002 under the 401(k) Plan, and excludes amounts contributed to the Retirement
     Plan on Ms. Kanovsky's behalf.  Pension or Retirement Benefits as Part of
     Trust Expenses includes $2,125 of matching funds paid into the 401(k)
Plan
     and $17,887 contributed to the Retirement Plan in 2002.  The total amount deferred by Ms. Kanovsky as of December 31, 2002 under the 401(k) Plan, including interest and Trust matching, is $23,073.
<F4> In February 2003, Patton H. Roark resigned from his position as Executive
     Vice President - Investments/Senior Portfolio Manager. Aggregate
     Compensation includes $8,060 of deferred compensation in 2002 under the
     401(k) Plan, and excludes amounts contributed to the Retirement Plan on
     Mr. Roark's behalf.  Pension or Retirement Benefits as Part of Trust
     Expenses includes $2,500 of matching funds paid into the 401(k) Plan and
     $20,330 contributed to the Retirement Plan in 2002.  The total amount deferred by Mr. Roark as of December 31, 2002 under the 401(k) Plan, including interest and Trust matching, is $32,971.


                                         8

Linda Chavez-Thompson,
  Union Trustee                 0         0        0                0

John J. Flynn,
  Union Trustee                 0         0        0                0

Francis X. Hanley,
  Union Trustee                 0         0        0                0

Frank Hurt,
  Union Trustee                 0         0        0                0

Martin J. Maddaloni,
  Union Trustee                 0         0        0                0

Michael E. Monroe,
  Union Trustee*                0         0        0               0

Jeremiah O'Connor,
  Union Trustee                 0         0        0                0

Terence M. O'Sullivan,
  Union Trustee                 0         0        0                0

Andrew Stern,
  Union Trustee                 0         0        0                0

Edward C. Sullivan,
  Union Trustee                 0         0        0                0

John Sweeney,
  Union Trustee                 0         0        0                0

Richard Trumka,
  Union Trustee                 0         0        0                0

Alfred J. Fleischer,
  Management Trustee        1,000         0        0            1,000

Walter Kardy,
  Management Trustee*            0         0        0               0

George Latimer,
  Management Trustee        2,500         0        0            2,500

Marlyn J. Spear,
  Management Trustee        1,500         0        0            1,500

Tony Stanley,
  Management Trustee        4,000         0        0            4,000

Patricia F. Wiegert,
  Management Trustee            0         0        0                0

                         -----------------------------------------------

* In April 2002, Trustee Kardy resigned and in April 2003, Trustee Monroe resigned.

     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to October 1, 1990, personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the Trust adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees including its Chief Executive Officer.

THE RETIREMENT PLAN

       Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $200,000 and was $170,000 in 2002. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 11.7% of eligible employees' base salaries during the twelve months ended December 31, 2002. During 2002, the annual base salaries for pension purposes Ms. Kanovsky, and Mr. Roark were $179,856 and $173,753 respectively.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

     The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00 percent of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

     Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof , Ms. Kanovsky has approximately 6 credited years of service, under the Retirement Plan.

                              Years of Service
                              ----------------
     Final
Average Salary<F5>     15<F6>     20<F6>     25<F6>   30<F7>    35<F7>
-------------------     --         --          --        --         --
$ 100,000              $ 45,000   $ 60,000     $ 75,000  $ 77,500  $ 80,000
  150,000                67,500     90,000      112,500   116,250   120,000
  170,000                76,500    102,000      127,500   131,750   136,000

THE 401(K) PLAN

     Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100 percent of his or her total compensation, up to a maximum of $12,000 in 2003 (or up to $14,000 for eligible employees over the age of 50). In 2003, the Trust will match dollar-for-dollar the first $2,700 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the
-----------------------
<F5> The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.
<F6> 3.00 percent per year up to 25 years.
<F7> 0.5 percent per year over 25 years.

401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

     When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2002 to the executive officers listed in the Compensation Table above, and the amounts deferred and paid as part of Trust expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2002, the distribution or unconditional vesting of which are not subject to future events.
                                             Amount
                                          Deferred From
                        Amount Paid or    Trust Aggregate     Employer
 Name of Individual      Distributed       Compensation       Matching
 ------------------     --------------       --------         ---------
  Stephen Coyle              $0              $ 6,825          $1,875

  Helen R. Kanovsky           0               10,135           2,125

  Patton H. Roark, Jr.        0                8,060           2,500


                           DESIGNATION OF ACCOUNTANTS

PROPOSAL III:   TO RATIFY THE SELECTION OF ERNST & YOUNG, LLP AS INDEPENDENT
                PUBLIC ACCOUNTANTS

     The Participants are requested to ratify the Board of Trustees' selection of Ernst & Young, LLP as the independent public accountants for the Trust for the current fiscal year. Representatives of Ernst & Young, LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

FORMER ACCOUNTANTS

     Arthur Andersen, LLP (the "Former Accountants") were the independent public accountants for the Trust for the fiscal year 2001. The Former Accountants declined to submit a proposal to serve as the Trust's independent public accountants for the fiscal year 2002. Upon a recommendation of the Trust's Legal and Audit Committee, the Trustees at their meeting, held on April 24, 2002, voted to select Ernst & Young, LLP as the Trust's independent public accountants for the 2002 fiscal year. Such selection was ratified by the Participants at the May 29, 2002 Annual Meeting.

     None of the Former Accountants' reports on the Trust's financial statements contained an adverse opinion, disclaimer of opinion, or a modified or qualified opinion. Furthermore, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; there were no disagreements with the Former Accountants with respect to internal controls necessary for the Trust to develop reliable financial statements; the Former Accountants have not advised the Trust of any material matters with respect to the Trust's reports or financial statements or of information that had come to the Former Accountants' attention that had led them to no longer be able to rely on the management's representations, that made them unwilling to be associated with financial statements prepared by management, that led them to advise the Trust of the need to expand the scope of its audit or that led them to question the fairness or reliability of reports or financial statements. Ernst & Young, LLP was not consulted on any matter during 2001 on either the application of accounting principles to a specified transaction or an audit opinion, or any matter on which there was a disagreement with the Former Accountants.


AUDIT FEES

     The aggregate fees billed for professional services rendered by Ernst &Young, LLP for the audit of the Trust's financial statements for the fiscal year ended December 31, 2002 were $197,449. The aggregate fees billed for professional services rendered by the Former Accountants for the audit of the Trust's financial statements for the fiscal year ended December 31, 2001 were $100,000.

TAX FEES

     The aggregate fees billed for professional services rendered by Ernst &Young, LLP for preparation of tax returns for the fiscal year ended December 31, 2002 were $12,823. The aggregate fees billed for professional services rendered by the Former Accountants for preparation of tax returns for the fiscal year ended December 31, 2001 were $15,000.

ALL OTHER FEES

     In 2002, Ernst & Young, LLP provided Association for Investment Management and Research (AIMR) compliance services. The aggregate fees billed by Ernst & Young, LLP in 2002 for these services were $6,133. In 2001, the Former Accountants provided Association for Investment Management and Research
(AIMR) compliance services, and services to review the reimbursement charged to the AFL-CIO Investment Trust Corporation. The aggregate fees billed by the Former Accountants in 2001 for these services were $6,000.

PRE-APPROVAL POLICIES AND PROCEDURES

     It was the policy and procedure of the Legal and Audit Committee, and will be the policy and procedure of the Audit Committee, to pre-approve the engagement of accountants to render each audit and non-audit service. The engagement of Ernst & Young, LLP for the fiscal year 2002 was pre-approved by the Legal and Audit Committee. In addition, the Legal and Audit Committee determined that the provision of all non-audit services by Ernst & Young, LLP for the fiscal year 2002 was not incompatible with maintaining the independence of Ernst & Young, LLP. The engagement of the Former Accountants for the fiscal year 2001 was pre-approved by the Legal and Audit Committee. In addition, the Legal and Audit Committee determined that the provision of all non-audit services by the Former Accountants for the fiscal year 2001 was not incompatible with maintaining the independence of the Former Accountants.

     THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG, LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2003.

               PROPOSALS FOR 2004 ANNUAL MEETING OF PARTICIPANTS

     Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 2004 annual meeting of Participants (expected to be held in May 2004) must cause such proposal to be received by the Trust at its principal office not later than December 15, 2003.

                            OTHER MATTERS

     The Trust currently has no independent investment adviser other than Wellington Management Company LLP. Wellington Management Company is a Massachusetts limited liability partnership and a registered investment advisor. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109. Investment decisions with respect to Trust assets other than those subject to the Investment Advisory Agreement with Wellington Management Company are made by the Chief Executive Officer, the Chief Operating Officer, the Senior Executive Vice President - Marketing, Investor and Labor Relations, the Executive Vice President - Investments and the Executive Vice President - Finance and Administration of the Trust under the supervision of the Executive Committee and, ultimately, the Board of Trustees. Because the Chief Executive Officer, the Chief Operating Officer, the Senior Executive Vice President - Marketing, Investor and Labor Relations, the Executive Vice President - Investments and the Executive Vice President - Finance and Administration are officers of the Trust and are not engaged in the business of providing securities investment advice to others, they are not registered as investment advisers under the Investment Advisers Act. For the foregoing reasons, the Participants will not be asked at the Meeting to approve any investment advisory contract relating to the Chief Executive Officer, the Chief Operating Officer, the Senior Executive Vice President - Marketing, Investor and Labor Relations, the Executive Vice President-Investments or the Executive Vice President - Finance and Administration.

     At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

     Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

                              By Order of the Board of Trustees




                              STEPHEN COYLE
                              Chief Executive Officer